Exhibit 10.01
FISCAL YEAR 2009 MANAGEMENT BONUS PLAN
A. CASH BONUS PLAN
All ArcSight, Inc. (the “Company”) executives who do not otherwise receive variable compensation will be eligible to participate in this cash bonus plan. Each eligible executive’s actual participation level will be determined by their individual performance.
Cash bonus available will be based on a percentage of an executive’s base salary upon the Company’s achievement of both revenue targets and operating income targets1, as described below. In the event that the Company meets only a revenue target but not an operating income target1, or vice versa, then bonuses, if any, will be available only at the level at which both the revenue target and operating income target1 have been met.
1. Chief Executive Officer and President:

Percentage
of Base	Performance Relative To Revenue Target (in accordance with the Company’s internal operating plan)	Operating Income Target (in accordance with the Company’s internal operating plan)
Salary
0%	<95% of revenue target	N/A
50%	>95% of revenue target and <100% of revenue target	>operating income target for >95% of revenue target and <100% of revenue target
70%	>100% of revenue target and <101% of revenue target	>operating income target for >100% of revenue target and <101% of revenue target
80%	>101% of revenue target and <105% of revenue target	>operating income target for >101% of revenue target and <105% of revenue target
85%	>105% of revenue target and <110% of revenue target	>operating income target for >105% of revenue target and <110% of revenue target
90%	>110% of revenue target and <115% of revenue target	>operating income target for >110% of revenue target and <115% of revenue target
100%	>115% of revenue target	>operating income target for >115% of revenue target
2. Chief Financial Officer and Chief Technology Officer

Percentage
of Base	Performance Relative To Revenue Target (in accordance with the Company’s internal operating plan)	Operating Income Target (in accordance with the Company’s internal operating plan)
Salary
0%	<95% of revenue target	N/A
35%	>95% of revenue target and <100% of revenue target	>operating income target for >95% of revenue target and <100% of revenue target
45%	>100% of revenue target and <101% of revenue target	>operating income target for >100% of revenue target and <101% of revenue target
55%	>101% of revenue target and <105% of revenue target	>operating income target for >101% of revenue target and <105% of revenue target
65%	>105% of revenue target and <110% of revenue target	>operating income target for >105% of revenue target and <110% of revenue target
75%	>110% of revenue target and <115% of revenue target	>operating income target for >110% of revenue target and <115% of revenue target
100%	>115% of revenue target	>operating income target for >115% of revenue target

[1]	The operating income targets exclude stock compensation expenses and amortization of intangibles, but include the impact of any bonuses determined under the cash bonus plan.

3. Other Executives:

Percentage
of Base	Performance Relative To Revenue Target (in accordance with the Company’s internal operating plan)	Operating Income Target (in accordance with the Company’s internal operating plan)
Salary
0%	<95% of revenue target	N/A
25%	>95% of revenue target and <100% of revenue target	>operating income target for >95% of revenue target and <100% of revenue target
35%	>100% of revenue target and <101% of revenue target	>operating income target for >100% of revenue target and <101% of revenue target
45%	>101% of revenue target and <105% of revenue target	>operating income target for >101% of revenue target and <105% of revenue target
55%	>105% of revenue target and <110% of revenue target	>operating income target for >105% of revenue target and <110% of revenue target
70%	>110% of revenue target and <115% of revenue target	>operating income target for >110% of revenue target and <115% of revenue target
100%	>115% of revenue target	>operating income target for >115% of revenue target
B. EQUITY BONUS PLAN
Company executives will be eligible to participate in an equity pool of 557,000 shares of common stock (in the form of options) on achievement of 100% of the revenue target and operating income of break even or better. The Compensation Committee will determine the number of shares allocated to the Company’s Chief Executive Officer and then the Compensation Committee, with input from the Company’s Chief Executive Officer, will determine the allocation of the remainder of the shares among the rest of the executive team. Options will vest according to standard vesting terms over four years.